Exhibit 10.2

Neither this Warrant nor the securities purchasable on the exercise of this Warrant have been registered with the U.S. Securities and Exchange Commission or the securities regulatory authority of any state in reliance upon an exemption or limited preemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.

Warrant No. BKW13-____	Issue Date: February 26, 2024

WARRANT TO PURCHASE

COMMON STOCK

OF

BAKHU HOLDINGS, CORP.

THIS WARRANT (this “Warrant”) certifies that, for value received, _____________________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof and on or before the close of business on February 26, 2030 (the “Termination Date”) but not thereafter, to subscribe for and purchase from BAKHU HOLDINGS, CORP., a Nevada corporation (the “Company”), shares of the Company’s common stock, par value $0.001 (the “Warrant Shares”).  The maximum number of shares that Holder may subscribe for and purchase from the Company pursuant to this Warrant will be determined by (1) adding the original principal amount of that certain Convertible Senior Secured Promissory Note of even date herewith issued by the Company to Holder (the “Convertible Note”), plus all interest paid or payable to Holder as of the date of exercise of this Warrant and (2) dividing that sum by the Exercise Price as defined in subsection 1(b). The purchase price of one share of common stock under this Warrant will be equal to the Exercise Price.

Section 1.Exercise.

(a)Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or before the Termination Date, by delivery of a duly executed Notice of Exercise, in the form annexed hereto, and payment of the aggregate Exercise Price for the Warrant Shares thereby purchased by wire transfer of immediately available federal funds (or by cashless exercise), to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address appearing on the books of the Company). Notwithstanding anything herein to the contrary, Holder will not be required to physically surrender this Warrant to the Company until Holder has purchased all Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, Holder will surrender this Warrant to the Company for cancellation by the final Warrant Share Delivery Date (as defined below). Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder will have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. Holder and the Company will maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company will deliver any objection to any Notice of Exercise within one trading day of receipt of the notice. In the event of any dispute or discrepancy, the records of Holder will

Exhibit 10.2

be controlling and determinative in the absence of manifest error. Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b)Exercise Price. The exercise price per share of common stock under this Warrant shall be fifty cent ($0.50), subject to adjustment as set forth herein (the “Exercise Price”).

(c)Net Exercise.

(i)Holder’s Exercise. At any time or times on or before the Termination Date, and in whole or in part, this Warrant may also be exercised at such time by means of a “net exercise” in which Holder will be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing: the product of [(1-2) x (3)] by (1), where:

(1) =the VWAP on the trading day immediately preceding the date of the election;

(2) =the Exercise Price, as adjusted per any of the adjustment provisions of Section 2 below; and

(3) =the number of Warrant Shares issuable in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

(ii)Automatic Exercise. Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant will be automatically exercised via cashless exercise pursuant to this section.

(iii)VWAP. As used herein, “VWAP” means, for any date, the average of the closing bid and asked price of common stock for that date (or the nearest preceding date) on the principal trading market on which the common stock is then listed or quoted for trading, as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); or if the common stock is not then publicly traded, the fair market value of a share of common stock, as determined by an independent appraiser selected in good faith by Holder and reasonably acceptable to the Company; provided however, that if this Warrant is exercised in connection with a firm commitment underwritten public offering of the Company’s common stock with an aggregate offering price of at least $20 million pursuant to a registration statement under the Securities Act that is declared effective by acceleration, the fair market value shall be the product of (a) the per share offering price to the public and (b) the number of shares of Common Stock into which each share is convertible at the time of such exercise, and further provided, that if this Warrant is exercised in connection with a Fundamental Transaction (as defined herein), fair market value shall deemed to be the value received by the holder of a share of common stock (or such stock or other securities at the time receivable upon the exercise of this Warrant) pursuant to such Fundamental Transaction.

Exhibit 10.2

(d)Exercise Limitations.

(i)Filings Under Williams Act. If the Holder exercises the Warrant and if doing so would require filings under the Williams Act, the Holder will timely make all necessary Williams Act filings.

(ii)Determining Outstanding Shares. In addition, a determination as to any group status as contemplated above will be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of outstanding shares of common stock, Holder may rely on the number of outstanding shares of common stock as reflected in: (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be; (2) a more recent public announcement by the Company; or (3) any other notice by the Company or its transfer agent setting forth the number of shares of common stock outstanding. Upon Holders’ written or oral request, the Company will, within two trading days, confirm orally and in writing to Holder the number of shares of common stock then outstanding. In any case, the number of outstanding shares of common stock will be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by Holder or its affiliates since the date as of which such number of outstanding shares of common stock was reported.

(iii)Survival. The limitations contained in this section will apply separately to successor holders of all or portions of this Warrant.

(e)Mechanics of Exercise.

(i)Authorization of Warrant Shares. The Company covenants that all Warrant Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges created by the Company respecting the issue thereof (other than taxes for any transfer occurring contemporaneously with such issue).

(ii)Delivery of Certificates upon Exercise. Certificates for shares purchased hereunder will be transmitted by the Company or its transfer agent to Holder by delivering such certificate to Holder to the address specified by Holder in the Notice of Exercise or, at Holder’s direction, by crediting the account of Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company or its transfer agent is a participant in such system, within three (3) trading days from the delivery to the Company of the Notice of Exercise (“Warrant Share Delivery Date”), surrender of this Warrant (if required), and payment of the aggregate Exercise Price as set forth above. This Warrant will be deemed to have been exercised on the date that the Holder provides notice of exercise of this Warrant to the Company, provided that the Exercise Price (if any) is received by the Company within five (5) business days of such notice. The Warrant Shares will be deemed to have been issued and Holder, or any other person so designated therein, will be deemed to have become a holder of record of such shares for all purposes as of the date the Warrant is exercised by the Holder.

(iii)Delivery of New Warrant upon Exercise. If this Warrant is exercised in part, the Company will, at the request of Holder and upon surrender of this Warrant at the

Exhibit 10.2

time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which will in all other respects be identical with this Warrant.

(iv)Rescission Rights. If the Company fails to deliver or cause its transfer agent to transmit to Holder a certificate or certificates representing the Warrant Shares pursuant to this section by the Warrant Share Delivery Date, then Holder will have the right to rescind such exercise.

(v)No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. As to any fraction of a share that Holder would otherwise be entitled to purchase upon exercise, the Company will, at its election, either pay a cash adjustment for the final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi)Charges, Taxes, and Expenses. The Company will issue the certificates for Warrant Shares without charge to Holder for any issue or transfer tax or other incidental expense, all of which will be paid by the Company, in the name of Holder or in such name or names as may be directed by Holder.

(vii)Closing of Books. The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant pursuant to the terms hereof.

Section 2.Certain Adjustments.

(a)Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its common stock or any other equity or equity equivalent securities payable in shares of common stock (which, for the avoidance of doubt, will not include any Warrant Shares); (ii) subdivides outstanding shares of common stock into a larger number of shares; (iii) combines (including by way of reverse-stock-split) outstanding shares of common stock into a smaller number of shares; or (iv) issues by reclassification any shares of capital stock of the Company; then in each case, the Exercise Price will be multiplied by a fraction, the numerator of which will be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before such event and the denominator of which will be the number of shares of common stock outstanding immediately after such event, and the number of Warrant Shares issuable will be proportionately adjusted. Any adjustment made pursuant to this section will become effective immediately after the record date for the determination of stockholders entitled to receive the dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination, or reclassification.

(b)Subsequent Equity Sales. If the Company, at any time while this Warrant is outstanding, sells or grants any option to purchase or sell, grants any right to reprice its securities, or otherwise disposes of or issues (or announces any offer, sale, grant, or option to purchase or other disposition) any common stock or common stock equivalents entitling any person to acquire shares of common stock at an effective price per-share less than the then Exercise Price (such lower price, the “Base Share Price,” and such issuance, a “Dilutive Issuance”), then the Exercise Price will be reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder will be increased such that the aggregate Exercise Price payable hereunder, after taking

Exhibit 10.2

into account the decrease in the Exercise Price, will be equal to the aggregate Exercise Price prior to such adjustment. If the holder of the common stock or common stock equivalents so issued, at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share that are issued in connection with such issuance, is entitled to receive shares of common stock at an effective price per share that is less than the Exercise Price, such issuance will be deemed to have occurred for less than the Exercise Price on the date of the Dilutive Issuance. This adjustment will be made whenever such common stock or common stock equivalents are issued. The Company will notify Holder in writing, no later than the trading day following the issuance of any common stock or common stock equivalents subject to this subsection, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, and other pricing terms. For purposes of clarification, whether or not the Company provides notice pursuant to this subsection 2(b) upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance, Holder is entitled to receive that number of Warrant Shares based upon the Base Share Price regardless of whether Holder accurately refers to the Base Share Price in the Notice of Exercise.

(c)Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, issues rights, options, or warrants to all holders of common stock or shares issuable upon conversion of securities convertible into common stock (but not to Holder) entitling them to subscribe for or purchase shares of common stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price will be multiplied by a fraction, of which the denominator will be the number of shares of common stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of common stock offered for subscription or purchase and the numerator will be the number of shares of common stock outstanding on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options, or warrants) would purchase at VWAP. This adjustment will be made whenever such rights, options, or warrants are issued and will become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, or warrants.

(d)Pro Rata Distributions. If the Company, at any time before the Termination Date, distributes to all holders of common stock (and not to Holder) evidences of its indebtedness receivable or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the common stock (which shall be subject to subsection 2(a)), then in each such case, the Exercise Price will be adjusted by reducing the then-applicable Exercise Price by an amount equal to the amount of Company indebtedness or assets so distributed applicable to one outstanding share of common stock as determined by the board of directors in good faith. The adjustment will be described in a statement promptly provided to Holder. This adjustment will be made whenever any such distribution is made and will become effective immediately after the record date mentioned above.

(e)Fundamental Transaction. If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity, or group (as defined in Section 13(d) of the Exchange Act); (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions; (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of common stock are permitted to tender or exchange their shares for other securities, cash, or property; or (iv) the Company affects any reclassification

Exhibit 10.2

of the common stock or any compulsory share exchange pursuant to which the common stock is effectively converted into or exchanged for other securities, cash, or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, Holder will have the right to receive for each Warrant Share that would have been issuable upon exercise immediately before the occurrence of the Fundamental Transaction, at the option of Holder: (x) upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation, or disposition of assets by Holder for the number of shares of common stock for which this Warrant is exercisable immediately before such event; or (xi) if the Company is acquired in an all-cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option-pricing formula (as of the date hereof). For purposes of any such exercise, the determination of the Exercise Price will be appropriately adjusted to apply to the Alternate Consideration based on the amount of Alternate Consideration issuable for one share of common stock in the Fundamental Transaction, and the Company will apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of common stock are given any choice as to the securities, cash, or property to be received in a Fundamental Transaction, then Holder will be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following a Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in a Fundamental Transaction will issue to Holder a new warrant consistent with the foregoing provisions and evidencing Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected will include terms requiring any successor or surviving entity to comply with the provisions of this section and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(f)Calculations. All calculations under this section will be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this section, the number of shares of common stock deemed to be issued and outstanding as of a given date will be the sum of the number of shares of common stock issued and outstanding.

(g)Voluntary Adjustment by Company. The Company may, at any time during the term of this Warrant, reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by its board of directors.

(h)Notice to Holder.

(i)Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this section, the Company will promptly mail to Holder a notice setting forth the Exercise Price after such adjustment and a brief statement of the facts requiring the adjustment. If the Company issues a variable rate security, the Company will be deemed to have issued common stock or common stock equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a variable rate transaction.

(ii)Notice to Allow Exercise by Holder. If: (1) the Company declares a dividend (or any other distribution in whatever form) on the common stock; (2) the Company declares a special nonrecurring cash dividend on, or a redemption of, the

Exhibit 10.2

common stock; (3) the Company authorizes the granting to all holders of the common stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (4) the approval of any stockholders of the Company is required in connection with any reclassification of the common stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the common stock is converted into other securities, cash, or property; (5) the Company authorizes the voluntary or involuntary dissolution, liquidation, or winding up of its affairs; then, in each case, the Company will cause to be mailed to Holder, at least 20 calendar days before the applicable record or effective date hereinafter specified, a notice stating: (A) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, or warrants, or if a record is not to be taken, the date as of which the holders of the common stock of record to be entitled to the dividend, distributions, redemption, rights or warrants are to be determined; and/or (B) the date on which such reclassification, consolidation, merger, sale, transfer, or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the common stock of record will be entitled to exchange their shares of common stock for securities, cash, or other property deliverable upon the reclassification, consolidation, merger, sale, transfer, or share exchange. The failure to mail such notice or any defect therein or in the mailing thereof will not affect the validity of the corporate action required to be specified in the notice. Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice or until the effective date of the event triggering such notice.

Section 3.Transfer of Warrant.

(a)Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in subsection 3(d) hereof, this Warrant and all rights hereunder (including any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written Assignment, in the form attached hereto, duly executed by Holder or its agent or attorney. Upon surrender and, if required, payment, the Company will execute and deliver a new Warrant (or Warrants) in the name of the assignee (or assignees) and in the denomination (or denominations) specified in the Assignment and will issue to Holder a new Warrant evidencing the unassigned portion of this Warrant, and this Warrant will promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)New Warrants. This Warrant may be divided or combined with other warrants upon presentation hereof at the Company’s office, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by Holder or its agent or attorney. Subject to compliance with subsection 3(a), as to any transfer that may be involved in a division or combination, the Company will execute and deliver a new Warrant or Warrants in exchange for the Warrant or warrants to be divided or combined in accordance with such notice.

(c)Warrant Register. The Company will register this Warrant, upon records maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner for the purpose of any exercise hereof or any distribution to Holder and for all other purposes, absent actual notice to the contrary.

Exhibit 10.2

(d)Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant will not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities laws, the Company may reasonably require, as a condition of allowing the transfer that: (i) Holder or a transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion will be in form, substance, and scope customary for opinions of counsel in comparable transactions (i.e., so-called “Rule 4(a)(1½)” opinions or similar opinions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities laws; (ii) the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Section 4.Miscellaneous.

(a)No Rights as Stockholder until Exercise. This Warrant does not entitle Holder to any voting rights or other rights as a stockholder of the Company before the exercise hereof as set forth in subsection 1(e)(ii).

(b)Loss, Theft, Destruction, or Mutilation of Warrant. The Company covenants that upon receipt of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, will not include the posting of any bond) or if mutilated, upon surrender and cancellation of the Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of the cancellation, in lieu of such Warrant or stock certificate.

(c)Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is not a trading day, then the action may be taken or the right may be exercised on the next succeeding trading day.

(d)Authorized Shares.

(i)Share Reserve. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

(ii)Legal Issuance. The Company further covenants that its issuance of this Warrant constitutes full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all reasonable action as may be necessary to assure that the Warrant Shares may be issued as provided herein without violation of any applicable law and regulation or of any requirements of the trading market upon which the common stock may be listed.

(iii)No Impairment. Except and to the extent as waived or consented to by Holder, the Company will not by any action, including amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to

Exhibit 10.2

avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all terms and in the taking of all actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will: (1) not increase the par value of any Warrant Shares above the amount payable therefor upon exercise immediately before such increase in par value; (2) take all action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant; and (3) use commercially reasonable efforts to obtain all authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(iv)Required Consents. Before taking any action that would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company will obtain all authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)Governing Law; Venue. This Warrant will be governed by and construed and interpreted in accordance with the laws of the state of Nevada, excluding principles of choice or conflicts of law. This Warrant shall be deemed made and entered into in Los Angeles County, state of California and venue for any Proceeding as defined below, in connection with this Warrant shall be in Los Angeles County, California.

(f)Waiver of Jury Trial. The Parties hereto hereby voluntarily and irrevocably waives trial by jury in any Proceeding brought in connection with this Agreement, any of the related agreements and documents, or any of the transactions contemplated hereby or thereby. For purposes of this Agreement, “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any Party or otherwise and whether civil, criminal, administrative, or investigative, in which a Party was, is, or will be involved as a Party or otherwise.

(f)Restrictions. Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(g)Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder will operate as a waiver of such right or otherwise prejudice Holder’s rights, powers, or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any damages to Holder, the Company will pay to Holder such amounts as shall be sufficient to cover any costs and expenses, including reasonable attorneys’ fees (including those of appellate proceedings), incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers, or remedies hereunder.

(h)Notices. Any and all notices, other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on (i) when delivered by hand; (ii) when received by the addressee (but not more than two (2) days after) delivery by a nationally recognized overnight courier (with confirmation of delivery); (iii)

Exhibit 10.2

three (3) Business Days after the date mailed in the U.S., by certified or registered mail, return receipt requested, postage prepaid; or (iv) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. Pacific Standard Time on a Business Day. Such communications must be sent to such party as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section.

If to the Company, addressed to:

Bakhu Holdings, Corp.

One World Trade Center, Suite 130

Long Beach, California 90831

Attn: Aristotle Popolizio, Vice President

Facsimile: (310) 997-1484

If to the Holder:

At Holder’s address as it appears in the Warrant register maintained by the

Company.

For the purpose of this Warrant, “Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday in the United States or a day on which banking institutions in the state of California are authorized or required by law or other governmental action to close.

(i)Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, will give rise to any liability of Holder for the purchase price of any common stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j)Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k)Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby will inure to the benefit of, and be binding upon, the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and will be enforceable by any holder of Warrant Shares.

(l)Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of both the Company and Holder.

(m)Severability. Wherever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, that provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

Exhibit 10.2

(n)Headings. The headings used in this Warrant are for the convenience of reference only and will not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated and effective as of February 26, 2024.

BAKHU HOLDINGS, CORP.

________________________________________________

 By: Aristotle Popolizio

Title:  Vice President and Secretary

________________________________________________

 By: Juan Carlos Garcia La Sienra Garcia

Title:  Chief Financial Officer

EXHIBIT A

NOTICE OF EXERCISE

TO:BAKHU HOLDINGS, CORP.

1.The undersigned hereby elects to purchase ________ Warrant Shares pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

2.Payment will take the form of (check applicable box):

[  ]in lawful money of the United States; or

[  ]the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(c), to exercise this Warrant for the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(c).

3.Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________________________

4.The Warrant Shares will be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

5.The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(signature)

(printed name)

Date: _________________

EXHIBIT B

ASSIGNMENT

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [all or _______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________, whose address is

_______________________________________________________________

_______________________________________________________________.

Dated:  ______________, _______

(signature)

(printed name)

Signature Guaranteed: ________________________________________

NOTE: The signature to this Assignment must correspond with the name as it appears on the face of the Warrant, without alteration, enlargement, or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.